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                             LA CROSSE FUNDS, INC.
                         LA CROSSE LARGE CAP STOCK FUND

               Supplement to Prospectus dated February 28, 2002.
                     This supplement is dated June 17, 2002

On June 6, 2002 Steven J. Hulme resigned as portfolio manager, president and director of La Crosse Funds, Inc. (the "Fund"). Kent Handel will replace Mr. Hulme as President and Secretary of the Fund. On June 6, 2002, Randy L. Van Rooyen assumed the position of portfolio manager of the Fund for La Crosse Advisers, L.L.C. (the "Adviser"), the Fund's investment adviser. Since 1998, Mr. Van Rooyen has held the position of Trust Investment Officer with North Central Trust Company's ("North Central") investment division. North Central is the parent company to the Adviser. Prior to that Mr. Van Rooyen served as a registered representative with River Financial Services. Mr. Van Rooyen is a graduate of the University of Wisconsin, La Crosse with a major in finance.